FORTISSIMO ACQUISITION CORP.

__________  ___, 2006

Fortissimo Capital Management Ltd.
14 Hamelacha Street
Park Afek, Rosh Ha’ayin 48091
Israel

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Fortissimo Acquisition Corp. (“FAC”) and continuing until the earlier of the consummation by FAC of a “Business Combination” or FAC’s liquidation (as described in FAC’s IPO prospectus) (the “Termination Date”), Fortissimo Capital Management Ltd. shall make available to FAC certain office space, utilities and secretarial support as may be required by FAC from time to time, situated at 14 Hamelacha Street, Park Afek, Rosh Ha’ayin 48091 Israel. In exchange therefor, FAC shall pay Fortissimo Capital Management Ltd. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

FORTISSIMO ACQUISITION CORP.

By: ________________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

FORTISSIMO CAPITAL MANAGEMENT LTD.

By: _________________
Name:
Title: